ABRAXAS PETROLEUM CORPORATION
www.abraxaspetroleum.com

Exhibit 99.1
NEWS RELEASE

Abraxas Announces 2014 Results

SAN ANTONIO (March 4, 2015) – Abraxas Petroleum Corporation (NASDAQ:AXAS) today reported financial and operating results for the three and twelve months ended December 31, 2014.

On October 31, 2014 we closed on the sale of our interest in Canadian Abraxas Petroleum, ULC ("Canadian Abraxas"), a wholly-owned Canadian subsidiary of Abraxas Petroleum Corporation. As a result of the disposal of Canadian Abraxas, the results of operations of Canadian Abraxas are reflected in our Financial Statements and in this document as “Discontinued Operations” and our remaining operations are referred to in our Financial Statements and in this document as “Continuing Operations” or “Continued Operations.” Unless otherwise noted, all disclosures are for continuing operations.

Financial and Operating Results for the Three Months Ended December 31, 2014
The three months ended December 31, 2014 resulted in:

•	Production of 624 MBoe (6,785 Boepd); 626 MBoe (6,808 Boepd) inclusive of discontinued Canadian operations

•	Revenue of $34.2 million inclusive of realized hedge settlements

•	Adjusted EBITDA(a) of $20.6 million inclusive of Raven Drilling

•	Adjusted discretionary cash flow(a) of $20.0 million inclusive of Raven Drilling

•	Net income of $30.1 million, or $0.29 per share

•	Adjusted net income(a), excluding certain non-cash items and inclusive of Raven Drilling of $6.1 million, or $0.06 per share

(a)	See reconciliation of non-GAAP financial measures below.

Net income for the three months ended December 31, 2014 was $30.1 million, or $0.29 per share, compared to net income of $27.0 million, or $0.29 per share, for the three months ended December 31, 2013.

Adjusted net income, excluding certain non-cash items, for the three months ended December 31, 2014 was $6.1 million, or $0.06 per share, compared to an adjusted net loss, excluding certain non-cash items, of $1.4 million or $0.01 per share for the three months ended December 31, 2013. For the three months ended December 31, 2014 and 2013, adjusted net income excludes the unrealized gain on derivative contracts of $23.0 million and of $0.2 million, respectively. Included in adjusted net income is the net income for the quarters ended December 31, 2014 and December 31, 2013 from our subsidiary, Raven Drilling, LLC of $0.8 million and $0.3 million, respectively.

Financial and Operating Results for the Twelve Months Ended December 31, 2014
The twelve months ended December 31, 2014 resulted in:

•	Production of 2.1 MMBoe (5,720 Boepd); 2.1 MMBoe (5,776 Boepd) inclusive of discontinued Canadian operations

•	Revenue of $134.1 million inclusive of realized hedge settlements

•	Adjusted EBITDA(a) of $91.5 million inclusive of Raven Drilling

•	Adjusted discretionary cash flow(a) of $89.2 million inclusive of Raven Drilling

•	Net income of $63.3 million, or $0.64 per share

•	Adjusted net income(a), excluding certain non-cash items and inclusive of Raven Drilling of $39.8 million, or $0.40 per share

(a)	See reconciliation of non-GAAP financial measures below.

Net income for the twelve months ended December 31, 2014 was $63.3 million, or $0.64 per share, compared to net income of $38.6 million, or $0.42 per share, for the twelve months ended December 31, 2013.

Adjusted net income, excluding certain non-cash items, for the twelve months ended December 31, 2014 was $39.8 million, or $0.40 per share, compared to an adjusted net income, excluding certain non-cash items, of $13.6 million or $0.15 per share for the twelve months ended December 31, 2013. For the twelve months ended December 31, 2014 and 2013, adjusted net income excludes the unrealized gain on derivative contracts of $24.9 million and $2.6 million, respectively. Included in adjusted net income for the years ended December 31, 2014 and December 31, 2013 is the net income from our subsidiary, Raven Drilling, LLC of $2.8 million and $2.7 million, respectively.

Pursuant to SEC Regulation S-X, no income is recognized for Raven Drilling, LLC. Contractual drilling services performed in connection with properties in which Abraxas holds an ownership interest cannot be recognized as income, rather it is credited to the full cost pool and recognized through lower amortization as reserves are produced.

Unrealized gains or losses on derivative contracts are based on mark-to-market valuations which are non-cash in nature and may fluctuate drastically from period to period. As commodity prices fluctuate, these derivative contracts are valued against current market prices at the end of each reporting period in accordance with Accounting Standards Codification 815, “Derivatives and Hedging,” as amended and interpreted, and require Abraxas to either record an unrealized gain or loss based on the calculated value difference from the previous period-end valuation. For example, NYMEX oil prices on December 31, 2013 were $98.42 per barrel compared to $53.27 on December 31, 2014; therefore, the mark-to-market valuation changed considerably period to period.

Comments
Bob Watson, Abraxas' President and CEO commented, "After a tremendous 2014 for Abraxas, we now enter a very tumultuous 2015 from a commodity price perspective.  We remain focused on preserving our abundant liquidity and strong balance sheet, which we endeavor to use to our advantage in a distressed environment.   We are also blessed with an attractive asset base that presents numerous opportunities to expand our capital program should commodity prices and service costs dictate.   Although we significantly reduced LOE costs on a $/Boe basis in 2014, we look to continue that trend in 2015 by optimizing our operations in the current downturn.   We look forward to updating the market on the results of some of these efforts in the near future."

Conference Call
Abraxas Petroleum Corporation (NASDAQ:AXAS) will host its fourth quarter and full year 2014 earnings conference call at 11 AM ET on March 5, 2015. To participate in the conference call, please dial 888.713.4199 and enter the passcode 21930439. Additionally, a live listen only webcast of the conference call can be accessed under the investor relations section of the Abraxas website at www.abraxaspetroleum.com. A replay of the conference call will be available until April 5, 2015 by dialing 888.286.8010 and entering the passcode 67742028 or can be accessed under the investor relations section of the Abraxas website.

Abraxas Petroleum Corporation is a San Antonio based crude oil and natural gas exploration and production company with operations across the Rocky Mountain, Permian Basin and onshore Gulf Coast regions of the United States.

Safe Harbor for forward-looking statements: Statements in this release looking forward in time involve known and unknown risks and uncertainties, which may cause Abraxas’ actual results in future periods to be materially different from any future performance suggested in this release. Such factors may include, but may not be necessarily limited to, changes in the prices received by Abraxas for crude oil and natural gas. In addition, Abraxas’ future crude oil and natural gas production is highly dependent upon Abraxas’ level of success in acquiring or finding additional reserves. Further, Abraxas operates in an industry sector where the value of securities is highly volatile and may be influenced by economic and other factors beyond Abraxas’ control. In the context of forward-looking information provided for in this release, reference is made to the discussion of risk factors detailed in Abraxas’ filings with the Securities and Exchange Commission during the past 12 months.

FOR MORE INFORMATION CONTACT:
Geoffrey King/Vice President – Chief Financial Officer
Telephone 210.490.4788
gking@abraxaspetroleum.com
www.abraxaspetroleum.com

ABRAXAS PETROLEUM CORPORATION
CONSOLIDATED

FINANCIAL HIGHLIGHTS

(In thousands except per share data)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013

Financial Results:
Revenues	$31,192	$22,198	$133,776	$92,324
Adjusted EBITDA(a)	20,597	8,885	91,458	50,654
Adjusted discretionary cash flow(a)	20,043	7,960	89,214	46,421
Net income	30,132	26,996	63,269	38,647
Net income per share – basic	$0.29	$0.29	$0.64	$0.42
Net income per share – diluted	$0.28	$0.29	$0.62	$0.41
Adjusted net income (loss), excluding certain non-cash items(a)	6,088	(1,384)	39,837	13,634
Adjusted net income (loss), excluding certain non-cash items(a) , per share – basic	$0.06	$(0.01)	$0.40	$0.15
Adjusted net income (loss), excluding certain non-cash items(a), per share – diluted	$0.06	$(0.01)	$0.39	$0.15
Weighted average shares outstanding – basic	104,419	92,502	98,835	92,451
Weighted average shares outstanding – diluted	106,937	94,035	101,468	93,538

Production from Continuing Operations:
Crude oil per day (Bblpd)	4,560	2,331	3,819	2,272
Natural gas per day (Mcfpd)	9,027	7,563	7,994	9,159
Natural gas liquids per day (Bblpd)	720	415	568	402
Crude oil equivalent per day (Boepd)	6,785	4,007	5,720	4,201
Crude oil equivalent (MBoe)	624	369	2,088	1,533

Production inclusive of Discontinued Operations(b): :
Crude oil per day (Bblpd)	4,574	2,375	3,851	2,329
Natural gas per day (Mcfpd)	9,076	7,738	8,122	9,373
Natural gas liquids per day (Bblpd)	721	420	571	407
Crude oil equivalent per day (Boepd)	6,808	4,084	5,776	4,298
Crude oil equivalent (MBoe)	626	376	2,108	1,569

Realized Prices, net of realized hedging activity:
Crude oil ($ per Bbl)	$70.11	$79.42	$82.79	$85.95
Natural gas ($ per Mcf)	3.70	3.58	4.07	3.27
Natural gas liquids ($ per Bbl)	22.99	38.27	32.02	34.32
Crude oil equivalent ($ per Boe)	54.49	56.94	64.14	56.90

Expenses:
Lease operating ($ per Boe)	$12.04	$17.94	$12.39	$15.13
Production taxes (% of oil and gas revenue)	8.6%	8.9%	8.6%	9.1%
General and administrative, excluding stock-based compensation ($ per Boe)	7.71	11.97	5.11	6.45
Cash interest ($ per Boe)	0.81	2.31	0.96	2.57
Depreciation, depletion and amortization ($ per Boe)	20.34	18.39	20.66	16.69

(a)    See reconciliation of non-GAAP financial measures below.

(b)	Includes Canadian Abraxas Petroleum ULC's production which was sold effective October 31, 2014 and is now considered discontinued operations.

BALANCE SHEET DATA

(In thousands)	December 31, 2014	December 31, 2013

Cash	$3,772	$5,205
Working capital (a)	(52,835)	(38,401)
Property and equipment – net	322,879	180,645
Total assets	374,900	223,650

Long-term debt	76,554	41,790
Stockholders’ equity	207,493	86,906
Common shares outstanding	106,187	92,906

(a)	Excludes current maturities of long-term debt and current derivative assets and liabilities in accordance with our loan covenants.

ABRAXAS PETROLEUM CORPORATION
CONSOLIDATED
STATEMENTS OF OPERATIONS

(In thousands except per share data)	Twelve Months Ended December 31,
	2014	2013	2012

Revenues:
Oil and gas production	$133,701	$92,268	$65,590
Other	75	56	74
	133,776	92,324	65,664
Operating costs and expenses:
Lease operating	25,875	23,205	22,578
Production and ad valorem taxes	11,462	8,437	6,588
Depreciation, depletion, and amortization	43,139	25,588	20,953
General and administrative (including stock-based compensation of $2,703, $2,114, and $2,091, respectively)	13,378	11,997	10,013
	93,854	69,227	60,132
Operating income	39,922	23,097	5,532

Other (income) expense:
Interest income	(2)	(3)	(4)
Interest expense	2,570	4,556	5,503
Amortization of deferred financing fees	934	1,367	937
(Gain) on sale of properties	—	(33,377)	—
(Gain) loss on derivative contracts - realized	(361)	5,035	459
(Gain) on derivative contracts - unrealized	(24,876)	(2,561)	(2,669)
Earnings from equity method investment	—	—	(2,207)
Other	(7)	539	97
	(21,742)	(24,444)	2,116
Net income before income tax	61,664	47,541	3,416
Income tax (benefit) expense	(287)	700	310
Net income from continuing operations	$61,951	$46,841	$3,106
Net income (loss) from discontinued operations - net of tax	$1,318	$(8,194)	$(21,897)
Net income (loss)	63,269	38,647	(18,791)

Net income (loss) per common share - basic
Continuing operations	$0.63	$0.51	$0.04
Discontinued operations	$0.01	$(0.09)	$(0.24)
Net income per common share - basic	$0.64	$0.42	$(0.20)

Net income (loss) per common share - diluted
Continuing operations	$0.61	$0.50	$0.04
Discontinued operations	$0.01	$(0.09)	$(0.24)
Net income per common share - diluted	$0.62	$0.41	$(0.20)

Weighted average shares outstanding:
Basic	98,835	92,451	91,914
Diluted	101,468	93,538	91,914

ABRAXAS PETROLEUM CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
To fully assess Abraxas’ operating results, management believes that, although not prescribed under generally accepted accounting principles ("GAAP"), discretionary cash flow and EBITDA are appropriate measures of Abraxas' ability to satisfy capital expenditure obligations and working capital requirements. Discretionary cash flow and EBITDA are non-GAAP financial measures as defined under SEC rules. Abraxas' discretionary cash flow and EBITDA should not be considered in isolation or as a substitute for other financial measurements prepared in accordance with GAAP or as a measure of the Company's profitability or liquidity. As discretionary cash flow and EBITDA exclude some, but not all items that affect net income and may vary among companies, the discretionary cash flow and EBITDA presented below may not be comparable to similarly titled measures of other companies. Management believes that operating income calculated in accordance with GAAP is the most directly comparable measure to discretionary cash flow; therefore, operating income is utilized as the starting point for the discretionary cash flow reconciliation.
Discretionary cash flow is defined as operating income plus depreciation, depletion and amortization expenses, non-cash expenses and impairments, cash portion of other income (expense) less cash interest. Adjusted discretionary cash flow is defined as discretionary cash flow, plus cash flow from Raven Drilling’s operations. Accounting rules do not permit the inclusion of the net income and other components of Raven Drilling’s operations to be included in our consolidated results of operations and cash flow, instead, the results of Raven Drilling’s operations are credited to the full cost pool. Accordingly, for purposes of adjusted discretionary cash flow, Raven Drilling’s cash flow is added back. The following table provides a reconciliation of discretionary cash flow and adjusted discretionary cash flow to operating income for the periods presented.

(In thousands)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Operating income	$2,842	$1,969	$39,922	$23,097
Depreciation, depletion and amortization	12,698	6,781	43,139	25,588
Stock-based compensation	653	452	2,703	2,114
Realized gain (loss) on derivative contracts	2,984	(1,203)	361	(5,035)
Cash interest	(503)	(852)	(2,009)	(3,938)
Discretionary cash flow	$18,674	$7,147	$84,116	$41,826
Cash flow from Raven Drilling operations	1,369	813	5,098	4,595
Adjusted discretionary cash flow	$20,043	$7,960	$89,214	$46,421

EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. Adjusted EBITDA includes all of the components of EBITDA plus Raven Drilling’s EBITDA. Accounting rules do not permit the inclusion of the net income and other components of Raven Drilling’s operations to be included in our consolidated results of operations, instead, the results of Raven Drilling’s operations are credited to the full cost pool. Accordingly, for purposes of Adjusted EBITDA, Raven Drilling’s EBITDA is added back. The following table provides a reconciliation of EBITDA and Adjusted EBITDA to net income for the periods presented.

(In thousands)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Net income	$30,132	$26,996	$63,269	$38,647
Net interest expense	643	997	2,568	4,553
Income tax (benefit) expense	(287)	614	(287)	700
Depreciation, depletion and amortization	12,698	6,781	43,139	25,588
Amortization of deferred financing fees	155	347	934	1,367
Stock-based compensation	653	452	2,703	2,114
Unrealized (gain) on derivative contracts	(22,977)	(187)	(24,876)	(2,561)
Other non-cash items	—	534	(7)	539
(Gain) loss on sale of discontinuing operations	(1,840)	4,843	(1,318)	8,194
(Gain) on sale of properties	—	(33,377)	—	(33,377)
EBITDA	$19,177	$8,000	$86,125	$45,764
Raven Drilling EBITDA	1,420	885	5,333	4,890
Adjusted EBITDA	$20,597	$8,885	$91,458	$50,654

This release also includes a discussion of “adjusted net income, excluding certain non-cash items,” which is a non-GAAP financial measure as defined under SEC rules. The following table provides a reconciliation of adjusted net income, excluding ceiling test impairment and unrealized changes in derivative contracts and net income related to Raven Drilling, LLC capitalized to the full cost pool, to net income for the periods presented. Management believes that net income calculated in accordance with GAAP is the most directly comparable measure to adjusted net income, excluding certain non-cash items.

(In thousands)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013

Net income	$30,132	$26,996	$63,269	$38,647
Net income related to Raven Drilling	773	341	2,762	2,731
Unrealized (gain) on derivative contracts	(22,977)	(187)	(24,876)	(2,561)
(Gain) loss on sale of discontinuing operations	(1,840)	4,843	(1,318)	8,194
(Gain) on sale of properties	—	(33,377)	—	(33,377)
Adjusted net income (loss), excluding certain non-cash items	$6,088	$(1,384)	$39,837	$13,634
Adjusted net income (loss), excluding certain non-cash items, per share – basic	$0.06	$(0.01)	$0.40	$0.15
Adjusted net income (loss), excluding certain non-cash items, per share – diluted	$0.06	$(0.01)	$0.39	$0.15
Net income per share – basic	$0.29	$0.29	$0.64	$0.42
Net income per share – diluted	$0.28	$0.29	$0.62	$0.41